UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 11, 2009


                               VERIFY SMART CORP.
             (Exact name of registrant as specified in its charter)

          Nevada                       333-136492                20-5005810
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

    Fort Legend Towers, Suite 2002 - 3rd Avenue corner 31st Street E. Square,
         Fort Bonifacio Global City, Taguig, Metro Manila, Philippines
               (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code 011-632-755-8870


          (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

Verify Smart Corp. has signed an agreement with Crown Mutual Corporation to provide VSC's VerifyGateway and VerifyNgo suite of services. The company has disseminated a news release in regards to the agreement with Crown Mutual Corporation. A copy of that news release is attached as an exhibit to this current report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

99.1   News Release dated June 11, 2009

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIFY SMART CORP.


/s/ Ralph Santos
------------------------------------
Ralph Santos
President

Date: June 11, 2009